UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2022

Caribou Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105
Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 982-6030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment to Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Caribou Biosciences, Inc. (the “Company”) on September 22, 2022 (the “Original Form 8-K”). The Original Form 8-K inadvertently reported the “Date of Report (Date of earliest event reported)” on the cover page as September 21, 2022, when it should have been reported as September 20, 2022. The sole purpose of this Amendment is to correct the incorrect date. No other changes are being made to the Original Form 8-K by this Amendment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 20, 2022, Caribou Biosciences, Inc. (the “Company”) held its annual meeting of stockholders (the "Annual Meeting"). The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 11, 2022.

Proposal 1 - Election of Two Class I Directors

Each of the following nominees was elected to serve as a Class I director, to hold office until the Company’s 2025 annual meeting of stockholders and until their respective successor is duly elected and qualified or until their earlier death, resignation, or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Scott Braunstein	24,250,029	9,247,428	8,203,175
Ran Zheng	27,580,406	5,917,051	8,203,175

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, by the following votes:

Votes For	Votes Against	Votes Abstain
41,151,707	319,238	229,687

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARIBOU BIOSCIENCES, INC.

Date:	September 22, 2022	By:	/s/ Barbara G. McClung
Barbara G. McClung Chief Legal Officer